SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 23, 2003

STEPAN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4462 (Commission File Number)	36-1823834 (I.R.S. Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois (Address of Principal Executive Offices)	60093 (Zip Code)

Registrant’s telephone number, including area code: (847) 446-7500

Explanatory Note: This Form 8-K/A amends the Form 8-K, dated July 28, 2003, of Stepan Company to reflect the fact that the Statements of Income and Balance Sheets for the Second Quarter were erroneously filed to reflect those of the First Quarter instead of the Second Quarter.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release of Stepan Company dated July 23, 2003

Item 9.	Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition.

On July 23, 2003, Stepan Company (“Stepan”) issued a press release providing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III Vice President, General Counsel and Secretary

Date:  July 29, 2003

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Stepan Company dated July 23, 2003

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